FOR IMMEDIATE RELEASE	January 4, 2021

Jefferies Financial Group Announces 2020 Financial Results

All-Time Record Quarterly and Annual Results at Jefferies Group

Quarterly Cash Dividend Increase of 33% to $0.20 per Jefferies Common Share
Share Repurchase Authorization Increased to $250 million

New York, New York — January 4, 2021 — Jefferies Financial Group Inc. (NYSE: JEF) today announced its financial results for the three and twelve month periods ended November 30, 2020. In addition, the Jefferies Board of Directors declared a quarterly cash dividend equal to $0.20 per Jefferies common share payable on February 26, 2021 to record holders of Jefferies common shares on February 12, 2021. The Jefferies Board of Directors also increased the Company's stock buyback authorization by $193 million to a total of $250 million. We expect to file our Form 10-K on or about January 28, 2021.

Highlights for the three months ended November 30, 2020:
•Jefferies Group LLC recorded record quarterly net revenues of $1,609 million, record pre-tax income of $406 million, record net earnings of $307 million and return on tangible equity of 26.2%1
◦Record quarterly Investment Banking net revenues of $916 million, including record Equity Underwriting net revenues of $341 million, record Advisory net revenues of $357 million, and record Debt Underwriting net revenues of $209 million
◦Combined Capital Markets net revenues of $590 million; record quarterly Equities net revenues of $327 million and Fixed Income net revenues of $263 million
◦Asset Management revenues (before allocated net interest2) of $83 million
•Merchant Banking recorded pre-tax income of $33 million, reflecting record quarterly results from Idaho Timber and mark-to-market increases in the value of several of our investments in public companies
•Net income attributable to Jefferies Financial Group common shareholders was $307 million, or $1.11 per diluted share
•We repurchased 9.5 million shares for $193 million, or an average price of $20.34 per share; 249.8 million shares were outstanding and 273.6 million shares were outstanding on a fully diluted basis3 at November 30, 2020; Jefferies book value per share was $37.65 and tangible book value per fully diluted share4 was $27.38 at the end of the fourth quarter
•Jefferies Financial Group had parent company liquidity of $1.9 billion at November 30, 2020. Jefferies Group had a record liquidity buffer of $8.6 billion of cash and unencumbered liquid collateral at November 30, 2020, which represented 18% of its total balance sheet.

Highlights for the twelve months ended November 30, 2020:
•Jefferies Group LLC recorded record twelve months net revenues of $5,197 million, record pre-tax income of $1,177 million, record net earnings of $875 million and return on tangible equity of 20.4%5
◦Record twelve months Investment Banking net revenues of $2,398 million, including record Advisory net revenues of $1,054 million, record Equity Underwriting net revenues of $902 million and Debt Underwriting net revenues of $546 million
◦Record combined twelve months Capital Markets net revenues of $2,470 million, including record Equities net revenues of $1,129 million and record Fixed Income net revenues of $1,341 million
◦Record Asset Management revenues (before allocated net interest2) of $257 million

•Merchant Banking pre-tax loss of $25 million, reflecting record performance from Idaho Timber, a positive contribution from Vitesse, and the previously reported gain of about $60 million from effective short-term hedges in the first quarter, more than offset by $145 million in previously reported non-cash charges in the first half of 2020 related to write-downs of our investments in WeWork, JETX and some of the real estate assets of HomeFed
•Net income attributable to Jefferies Financial Group common shareholders of $770 million, or $2.65 per diluted share
•Repurchases of 42.1 million shares for $813 million, or an average price of $19.29 per share; together with $161 million in dividends, an aggregate of $974 million was returned to shareholders in 2020; over the past three fiscal years, Jefferies has returned to shareholders nearly $3.4 billion

Rich Handler, our CEO, and Brian Friedman, our President, said:

"The results for our fourth quarter and full year 2020 are outstanding and testament to the relentless dedication and tireless effort of the entire Jefferies team. We gained market share and have established Jefferies at yet another higher level of achievement and potential. We are optimistic that our momentum and strength will be sustained in 2021."

Please refer to the Jefferies Financial Group Annual Letter from our CEO and President for broader perspective on 2020, as well as our strategy and outlook.

* * * *

Amounts herein pertaining to November 30, 2020 represent a preliminary estimate as of the date of this earnings release and may be revised upon filing our Annual Report on Form 10-K with the Securities and Exchange Commission ("SEC"). More information on our results of operations for the three and twelve month periods ended November 30, 2020 will be provided upon filing our Annual Report on Form 10-K with the SEC.

This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements about our future and statements that are not historical facts. These forward-looking statements are usually preceded by the words "should," "expect," "intend," "may," "will," or similar expressions. Forward-looking statements may contain expectations regarding revenues, earnings, operations, and other results, and may include statements of future performance, plans, and objectives. Forward-looking statements also include statements pertaining to our strategies for future development of our businesses and products. Forward-looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Information regarding important factors, including Risk Factors that could cause actual results to differ, perhaps materially, from those in our forward-looking statements is contained in reports we file with the SEC. You should read and interpret any forward-looking statement together with reports we file with the SEC.

Past performance may not be indicative of future results. Different types of investments involve varying degrees of risk. Therefore, it should not be assumed that future performance of any specific investment or investment strategy will be profitable or equal the corresponding indicated performance level(s).

For further information, please contact:

Teresa S. Gendron
Chief Financial Officer
Jefferies Financial Group Inc.
Tel. (212) 460-1932

Matt Larson
Chief Financial Officer
Jefferies Group LLC
Tel. (212) 284-2338

1
Return on tangible equity (a non-GAAP financial measure) equals our three months ended November 30, 2020 annualized net earnings attributable to Jefferies Group LLC divided by our tangible Jefferies Group LLC member's equity (a non-GAAP financial measure) of $4,682 million at August 31, 2020. Tangible Jefferies Group LLC member's equity at August 31, 2020 equals Jefferies Group LLC member's equity of $6,488 million less goodwill and identifiable intangibles assets of $1,806 million.

2
Allocated net interest represents the allocation of a ratable portion of Jefferies Group LLC's long-term debt interest expense to Jefferies Group LLC's Asset Management reportable segment, net of interest income on Jefferies Group LLC's Cash and cash equivalents and other sources of liquidity, which allocation is consistent with Jefferies Group LLC's policy of allocating such items to all its business lines. Refer to Jefferies Group LLC's summary of Net Revenues by Source on pages 9 and 10.

3
Shares outstanding on a fully diluted basis, a non-GAAP measure, is defined as Jefferies Financial Group's common shares outstanding plus restricted stock units and other shares. Refer to schedule on page 14 for reconciliation to U.S. GAAP amounts.

4
Tangible book value per fully diluted share, a non-GAAP measure, is defined as Tangible book value divided by shares outstanding on a fully diluted basis. Tangible book value, a non-GAAP measure, is defined as Jefferies Financial Group shareholders' equity (book value) less Intangible assets, net and goodwill. Shares outstanding on a fully diluted basis, a non-GAAP measure, is defined as Jefferies Financial Group's common shares outstanding plus restricted stock units and other shares. Refer to schedule on page 14 for reconciliation to U.S. GAAP amounts.

5
Return on tangible equity (a non-GAAP financial measure) equals our twelve months ended November 30, 2020 net earnings attributable to Jefferies Group LLC divided by our tangible Jefferies Group LLC member's equity (a non-GAAP financial measure) of $4,311 million at November 30, 2019. Tangible Jefferies Group LLC member's equity at November 30, 2019 equals Jefferies Group LLC member's equity of $6,125 million less goodwill and identifiable intangibles assets of $1,814 million.

Summary for Jefferies Financial Group Inc. and Subsidiaries
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended November 30, 2020	Three Months Ended November 30, 2019	Twelve Months Ended November 30, 2020	Twelve Months Ended November 30, 2019

Net revenues	$1,860,787	$1,106,098	$6,010,874	$3,892,976

Income before income taxes and income (loss) related to associated companies	$427,500	$151,320	$1,142,566	$275,613
Income (loss) related to associated companies	(5,960)	81,229	(75,483)	202,995
Income before income taxes	421,540	232,549	1,067,083	478,608
Income tax provision (benefit)	113,535	38,671	298,673	(483,955)
Net income	308,005	193,878	768,410	962,563
Net loss attributable to the noncontrolling interests	238	2,606	5,271	1,847
Net loss attributable to the redeemable noncontrolling interests	428	333	1,558	286
Preferred stock dividends	(1,404)	(1,276)	(5,634)	(5,103)
Net income attributable to Jefferies Financial Group Inc. common shareholders	$307,267	$195,541	$769,605	$959,593

Basic earnings per common share attributable to Jefferies Financial Group Inc. common shareholders:
Net income	$1.12	$0.63	$2.68	$3.07

Number of shares in calculation	272,901	310,266	285,693	310,694

Diluted earnings per common share attributable to Jefferies Financial Group Inc. common shareholders:
Net income	$1.11	$0.62	$2.65	$3.03

Number of shares in calculation	277,342	316,566	290,490	317,032

A summary of results for the three months ended November 30, 2020 is as follows (in thousands):

	Investment Banking and Capital Markets (1)	Asset Management (1)	Merchant Banking (1)	Corporate	Parent Company Interest	Consolidation Adjustments	Total
Net revenues	$1,537,362	$88,977	$231,852	$1,350	$—	$1,246	$1,860,787

Expenses:
Compensation and benefits	842,513	30,152	25,336	13,365	—	—	911,366
Cost of sales (2)	59,968	5,221	102,717	—	—	—	167,906
Interest expense	—	—	6,972	—	13,672	—	20,644
Depreciation and amortization	21,012	471	16,735	865	—	—	39,083
Selling, general and other expenses	239,795	9,328	41,138	6,513	—	(2,486)	294,288
Total expenses	1,163,288	45,172	192,898	20,743	13,672	(2,486)	1,433,287
Income (loss) before income taxes and loss related to associated companies	374,074	43,805	38,954	(19,393)	(13,672)	3,732	427,500
Loss related to associated companies	—	—	(5,960)	—	—	—	(5,960)
Income (loss) before income taxes	$374,074	$43,805	$32,994	$(19,393)	$(13,672)	$3,732	421,540
Income tax provision							113,535
Net income							$308,005

A summary of results for the three months ended November 30, 2019 is as follows (in thousands):

	Investment Banking and Capital Markets (1)	Asset Management (1)	Merchant Banking (1)	Corporate	Parent Company Interest	Consolidation Adjustments	Total
Net revenues	$761,104	$(10,554)	$343,388	$10,699	$—	$1,461	$1,106,098

Expenses:
Compensation and benefits	409,899	14,556	17,129	16,273	—	—	457,857
Cost of sales (2)	53,713	6,314	86,532	—	—	—	146,559
Interest expense	—	—	8,608	—	8,750	—	17,358
Depreciation and amortization	20,877	570	19,901	923	—	—	42,271
Selling, general and other expenses	213,457	11,010	51,557	14,963	—	(254)	290,733
Total expenses	697,946	32,450	183,727	32,159	8,750	(254)	954,778
Income (loss) before income taxes and income (loss) related to associated companies	63,158	(43,004)	159,661	(21,460)	(8,750)	1,715	151,320
Income (loss) related to associated companies	—	(133)	81,294	—	—	68	81,229
Income (loss) before income taxes	$63,158	$(43,137)	$240,955	$(21,460)	$(8,750)	$1,783	232,549
Income tax provision							38,671
Net income							$193,878

(1)    We now present Asset Management as a separate reporting segment. Prior year amounts have been reclassified to conform to current segment disclosure.
(2)    Includes Floor brokerage and clearing fees.

A summary of results for the twelve months ended November 30, 2020 is as follows (in thousands):

	Investment Banking and Capital Markets (1)	Asset Management (1)	Merchant Banking (1)	Corporate	Parent Company Interest	Consolidation Adjustments	Total
Net revenues	$4,989,138	$235,255	$764,460	$13,258	$—	$8,763	$6,010,874

Expenses:
Compensation and benefits	2,735,080	89,527	77,072	39,184	—	—	2,940,863
Cost of sales (2)	241,083	25,509	338,588	—	—	—	605,180
Interest expense	—	—	31,425	—	53,445	—	84,870
Depreciation and amortization	82,334	5,247	67,362	3,496	—	—	158,439
Selling, general and other expenses	810,753	46,045	199,128	26,197	—	(3,167)	1,078,956
Total expenses	3,869,250	166,328	713,575	68,877	53,445	(3,167)	4,868,308
Income (loss) before income taxes and loss related to associated companies	1,119,888	68,927	50,885	(55,619)	(53,445)	11,930	1,142,566
Loss related to associated companies	—	—	(75,483)	—	—	—	(75,483)
Income (loss) before income taxes	$1,119,888	$68,927	$(24,598)	$(55,619)	$(53,445)	$11,930	1,067,083
Income tax provision							298,673
Net income							$768,410

A summary of results for the twelve months ended November 30, 2019 is as follows (in thousands):

	Investment Banking and Capital Markets (1)	Asset Management (1)	Merchant Banking (1)	Corporate	Parent Company Interest	Consolidation Adjustments	Total
Net revenues	$3,035,988	$84,894	$735,213	$32,833	$—	$4,048	$3,892,976

Expenses:
Compensation and benefits	1,641,814	63,305	61,767	58,005	—	—	1,824,891
Cost of sales (2)	202,425	20,715	319,641	—	—	—	542,781
Interest expense	—	—	34,129	—	53,048	—	87,177
Depreciation and amortization	77,549	2,042	69,805	3,475	—	—	152,871
Selling, general and other expenses	767,150	40,432	162,832	39,820	—	(591)	1,009,643
Total expenses	2,688,938	126,494	648,174	101,300	53,048	(591)	3,617,363
Income (loss) before income taxes and income related to associated companies	347,050	(41,600)	87,039	(68,467)	(53,048)	4,639	275,613
Income related to associated companies	—	474	202,453	—	—	68	202,995
Income (loss) before income taxes	$347,050	$(41,126)	$289,492	$(68,467)	$(53,048)	$4,707	478,608
Income tax benefit							(483,955)
Net income							$962,563

(1)    We now present Asset Management as a separate reporting segment. Prior year amounts have been reclassified to conform to current segment disclosure.
(2)    Includes Floor brokerage and clearing fees.

The following financial tables provide information for the results of Jefferies Group LLC and should be read in conjunction with Jefferies Group LLC's Annual Report on Form 10-K for the year ended November 30, 2019. Amounts herein pertaining to November 30, 2020 represent a preliminary estimate as of the date of this earnings release and may be revised in Jefferies Group LLC's Annual Report on Form 10-K for the year ended November 30, 2020.

Jefferies Group LLC and Subsidiaries
Consolidated Statements of Earnings
(Amounts in Thousands)
(Unaudited)

	Quarter Ended
	November 30, 2020	August 31, 2020	November 30, 2019
Revenues:
Commissions and other fees	$196,143	$204,313	$182,466
Principal transactions	467,163	560,665	137,256
Investment banking	906,164	615,837	400,513
Asset management fees and revenues	5,626	6,772	3,935
Interest	191,646	195,960	333,507
Other	43,652	11,526	15,859
Total revenues	1,810,394	1,595,073	1,073,536
Interest expense	201,424	211,629	325,734
Net revenues	1,608,970	1,383,444	747,802

Non-interest expenses:
Compensation and benefits	860,243	725,555	422,548

Non-compensation expenses:
Floor brokerage and clearing fees	65,189	66,744	58,773
Technology and communications	99,417	102,635	87,931
Occupancy and equipment rental	28,229	27,053	31,885
Business development	21,650	7,637	34,728
Professional services	52,056	41,173	45,296
Underwriting costs	36,551	29,071	14,617
Other	39,828	20,175	28,153
Total non-compensation expenses	342,920	294,488	301,383
Total non-interest expenses	1,203,163	1,020,043	723,931
Earnings before income taxes	405,807	363,401	23,871
Income tax expense	98,893	95,870	495
Net earnings	306,914	267,531	23,376
Net loss attributable to noncontrolling interests	(200)	(531)	(1,784)
Net earnings attributable to Jefferies Group LLC	$307,114	$268,062	$25,160

Pre-tax operating margin	25.2%	26.3%	3.2%
Effective tax rate	24.4%	26.4%	2.1%

Jefferies Group LLC and Subsidiaries
Consolidated Statements of Earnings
(Amounts in Thousands)
(Unaudited)

	Twelve Months Ended
	November 30, 2020	November 30, 2019
Revenues:
Commissions and other fees	$823,258	$676,309
Principal transactions	1,867,013	769,258
Investment banking	2,501,494	1,528,729
Asset management fees and revenues	28,694	20,285
Interest	894,215	1,496,529
Other	37,632	93,422
Total revenues	6,152,306	4,584,532
Interest expense	954,829	1,472,002
Net revenues	5,197,477	3,112,530

Non-interest expenses:
Compensation and benefits	2,792,575	1,684,054

Non-compensation expenses:
Floor brokerage and clearing fees	270,132	227,471
Technology and communications	386,830	335,395
Occupancy and equipment rental	107,180	119,472
Business development	67,603	138,158
Professional services	179,888	162,668
Underwriting costs	95,636	50,662
Other	120,179	69,981
Total non-compensation expenses	1,227,448	1,103,807
Total non-interest expenses	4,020,023	2,787,861
Earnings before income taxes	1,177,454	324,669
Income tax expense	302,748	80,284
Net earnings	874,706	244,385
Net loss attributable to noncontrolling interests	(4,597)	(1,644)
Net earnings attributable to Jefferies Group LLC	$879,303	$246,029

Pre-tax operating margin	22.7%	10.4%
Effective tax rate	25.7%	24.7%

Jefferies Group LLC and Subsidiaries
Selected Statistical Information
(Amounts in Thousands, Except Other Data)
(Unaudited)

	Quarter Ended
	November 30, 2020	August 31, 2020	November 30, 2019
Net Revenues by Source:

Advisory	$356,823	$171,438	$195,035

Equity underwriting	340,561	305,380	105,119
Debt underwriting	208,780	139,019	100,359
Total underwriting	549,341	444,399	205,478
Other investment banking	9,446	(27,013)	(7,501)
Total investment banking	915,610	588,824	393,012

Equities	327,314	318,824	200,128
Fixed income	263,119	336,347	163,016
Total capital markets	590,433	655,171	363,144

Other	31,319	30,120	4,948

Total Investment Banking and Capital Markets (1) (2)	1,537,362	1,274,115	761,104

Asset management fees and revenues	5,626	6,772	3,935
Investment return (3) (4)	77,790	115,556	(7,637)
Allocated net interest (3) (5)	(11,808)	(12,999)	(9,600)
Total Asset Management	71,608	109,329	(13,302)

Net Revenues	$1,608,970	$1,383,444	$747,802

Other Data:
Number of trading days	63	65	63
Number of trading loss days	3	8	10

Average firmwide VaR (in millions) (6)	$14.92	$10.46	$7.70

(1)	Includes net interest revenues of $6.9 million, $3.3 million and $22.6 million for the quarters ended November 30, 2020, August 31, 2020 and November 30, 2019, respectively.
(2)	Allocated net interest is not separately disaggregated for Investment Banking and Capital Markets. This presentation is aligned to our Investment Banking and Capital Markets internal performance measurement.
(3)	Net revenues attributed to the Investment return in Jefferies Group LLC Asset Management have been disaggregated to separately present Investment return and Allocated net interest (see footnote 5 below). This disaggregation is intended to increase transparency and to make clearer actual Investment return. We believe that aggregating Investment return and Allocated net interest would obscure the Investment return by including an amount that is unique to Jefferies Group LLC's credit spreads, debt maturity profile, capital structure, liquidity risks and allocation methods.
(4)	Includes net interest expense of $4.9 million, $6.0 million and $5.2 million for the quarters ended November 30, 2020, August 31, 2020 and November 30, 2019, respectively.
(5)	Allocated net interest represents the allocation of Jefferies Group LLC's long-term debt interest expense to Jefferies Group LLC's Asset Management, net of interest income on Jefferies Group LLC's Cash and cash equivalents and other sources of liquidity (refer to page 11).
(6)	VaR estimates the potential loss in value of Jefferies Group LLC's trading positions due to adverse market movements over a one-day time horizon with a 95% confidence level. For a further discussion of the calculation of VaR, see "Value-at-Risk" in Part II, Item 7 "Management's Discussion and Analysis" in Jefferies Group LLC's Annual Report on Form 10-K for the year ended November 30, 2019.

Jefferies Group LLC and Subsidiaries
Selected Statistical Information
(Amounts in Thousands, Except Other Data)
(Unaudited)

	Twelve Months Ended
	November 30, 2020	November 30, 2019
Net Revenues by Source:

Advisory	$1,053,500	$767,421

Equity underwriting	902,016	361,972
Debt underwriting	545,978	407,336
Total underwriting	1,447,994	769,308
Other investment banking	(103,330)	(14,617)
Total investment banking	2,398,164	1,522,112

Equities	1,128,910	773,979
Fixed income	1,340,792	681,362
Total capital markets	2,469,702	1,455,341

Other	121,272	58,535

Total Investment Banking and Capital Markets (1) (2)	4,989,138	3,035,988

Asset management fees and revenues	28,694	20,285
Investment return (3) (4)	228,129	96,805
Allocated net interest (3) (5)	(48,484)	(40,548)
Total Asset Management	208,339	76,542

Net Revenues	$5,197,477	$3,112,530

Other Data:
Number of trading days	252	250
Number of trading loss days	26	33

Average firmwide VaR (in millions) (6)	$10.51	$8.79

(1)	Includes net interest revenues of $12.3 million and $74.0 million for the twelve months ended November 30, 2020 and 2019, respectively.
(2)	Allocated net interest is not separately disaggregated for Investment Banking and Capital Markets. This presentation is aligned to our Investment Banking and Capital Markets internal performance measurement.
(3)	Net revenues attributed to the Investment return in Jefferies Group LLC Asset Management have been disaggregated to separately present Investment return and Allocated net interest (see footnote 5 below). This disaggregation is intended to increase transparency and to make clearer actual Investment return. We believe that aggregating Investment return and Allocated net interest would obscure the Investment return by including an amount that is unique to Jefferies Group LLC's credit spreads, debt maturity profile, capital structure, liquidity risks and allocation methods.
(4)	Includes net interest expenses of $24.5 million and $8.9 million for the twelve months ended November 30, 2020 and 2019, respectively.
(5)	Allocated net interest represents the allocation of Jefferies Group LLC's long-term debt interest expense to Jefferies Group LLC's Asset Management, net of interest income on Jefferies Group LLC's Cash and cash equivalents and other sources of liquidity (refer to page 11).
(6)	VaR estimates the potential loss in value of Jefferies Group LLC's trading positions due to adverse market movements over a one-day time horizon with a 95% confidence level. For a further discussion of the calculation of VaR, see "Value-at-Risk" in Part II, Item 7 "Management's Discussion and Analysis" in Jefferies Group LLC's Annual Report on Form 10-K for the year ended November 30, 2019.

Jefferies Group LLC and Subsidiaries
Financial Highlights
(Amounts in Millions, Except Where Noted)
(Unaudited)

	Quarter Ended
	November 30, 2020	August 31, 2020	November 30, 2019
Financial position:
Total assets (1)	$47,752	$46,660	$43,516
Average total assets for the period (1)	$56,503	$54,654	$52,539
Average total assets less goodwill and intangible assets for the period (1)	$54,807	$52,965	$50,727

Cash and cash equivalents (1)	$7,112	$6,750	$5,568
Cash and cash equivalents and other sources of liquidity (1) (2)	$8,605	$8,089	$6,918
Cash and cash equivalents and other sources of liquidity - % total assets (1) (2)	18.0%	17.3%	15.9%
Cash and cash equivalents and other sources of liquidity - % total assets less goodwill and intangible assets (1) (2)	18.7%	18.0%	16.6%

Financial instruments owned (1)	$17,686	$17,556	$16,363
Goodwill and intangible assets (1)	$1,805	$1,806	$1,814
Right-of-use assets (1) (3)	$487	$500	N/A

Total equity (including noncontrolling interests) (1)	$6,366	$6,504	$6,130
Total Jefferies Group LLC member's equity (1)	$6,349	$6,488	$6,125
Tangible Jefferies Group LLC member's equity (1) (4)	$4,543	$4,682	$4,311

Level 3 financial instruments:
Level 3 financial instruments owned (1) (5)	$379	$433	$307
Level 3 financial instruments owned - % total assets (1) (5)	0.8%	0.9%	0.7%
Level 3 financial instruments owned - % total financial instruments (1) (5)	2.1%	2.5%	1.9%
Level 3 financial instruments owned - % tangible Jefferies Group LLC member's equity (1) (5)	8.3%	9.2%	7.1%

Other data and financial ratios:
Total long-term capital (1) (6)	$13,022	$12,492	$12,343
Leverage ratio (1) (7)	7.5	7.2	7.1
Tangible gross leverage ratio (1) (8)	10.1	9.6	9.7
Adjusted tangible gross leverage ratio (1) (3) (9)	11.2	10.6	N/A

Number of trading days	63	65	63
Number of trading loss days	3	8	10
Average firmwide VaR (10)	$14.92	$10.46	$7.70

Number of employees, at period end	3,922	3,893	3,815

N/A — Not Applicable

Jefferies Group LLC and Subsidiaries
Financial Highlights - Footnotes

(1)
Amounts pertaining to November 30, 2020 represent a preliminary estimate as of the date of this earnings release and may be revised in Jefferies Group LLC's Annual Report on Form 10-K for the fiscal year ended November 30, 2020.

(2)
At November 30, 2020, other sources of liquidity include high quality sovereign government securities and reverse repurchase agreements collateralized by U.S. government securities and other high quality sovereign government securities of $1,180 million, in aggregate, and $313 million, being the estimated amount of additional secured financing that could be reasonably expected to be obtained from Jefferies Group LLC's financial instruments that are currently not pledged after considering reasonable financing haircuts. The corresponding amounts included in other sources of liquidity at August 31, 2020 were $1,123 million and $216 million, respectively, and at November 30, 2019, were $973 million and $377 million, respectively.

(3)	Jefferies Group LLC adopted the new lease standard on December 1, 2019 using a modified retrospective transition approach. Accordingly, reported financial information for historical comparable periods is not revised and continues to be reported under the accounting standards in effect during those historical periods. We elected not to reassess whether existing contracts are or contain leases, or the lease classification and initial direct costs of existing leases upon transition. At transition on December 1, 2019, the adoption of this standard resulted in the recognition of right-of-use assets of $520 million, reflected in Premises and equipment in Jefferies Group LLC's Consolidated Statement of Financial Condition.

(4)	Tangible Jefferies Group LLC member's equity (a non-GAAP financial measure) represents total Jefferies Group LLC member's equity less goodwill and identifiable intangible assets. We believe that tangible Jefferies Group LLC member's equity is meaningful for valuation purposes, as financial companies are often measured as a multiple of tangible equity, making these ratios meaningful for investors.

(5)	Level 3 financial instruments represent those financial instruments classified as such under Accounting Standards Codification 820, accounted for at fair value and included within Financial instruments owned.

(6)
At November 30, 2020, August 31, 2020 and November 30, 2019, total long-term capital includes Jefferies Group LLC's long-term debt of $6,656 million, $5,987 million and $6,214 million, respectively, and total equity. Long-term debt included in total long-term capital is reduced by amounts outstanding under the revolving credit facility, amounts from secured term loans and the amount of debt maturing in less than one year, as applicable.

(7)	Leverage ratio equals total assets divided by total equity.
(8)	Tangible gross leverage ratio (a non-GAAP financial measure) equals total assets less goodwill and identifiable intangible assets divided by tangible Jefferies Group LLC member's equity. The tangible gross leverage ratio is used by rating agencies in assessing Jefferies Group LLC's leverage ratio.

(9)	Adjusted tangible gross leverage ratio (a non-GAAP financial measure) equals total assets less goodwill and identifiable intangible assets and right-of-use assets divided by tangible Jefferies Group LLC member's equity less right-of-use assets.
(10)	VaR estimates the potential loss in value of Jefferies Group LLC's trading positions due to adverse market movements over a one-day time horizon with a 95% confidence level. For a further discussion of the calculation of VaR, see "Value-at-Risk" in Part II, Item 7 "Management's Discussion and Analysis" in Jefferies Group LLC's Annual Report on Form 10-K for the year ended November 30, 2019.

Merchant Banking Net Asset Overview

The table below presents estimated fair values of our largest Merchant Banking investments. We anticipate discontinuing this disclosure going forward as we believe the wind down of the portfolio diminishes the value of this information, which requires meaningful management time and expenditure to produce. We will continue to discuss developments at the portfolio companies as they arise.

As of November 30, 2020
($ Millions)

	(Unaudited) Book Value	Estimated Fair Value (2)	Basis for Fair Value Estimate
Linkem	$199	$685	Income approach and market comparable method
Real estate assets (1)	532	542	Various
Oil and Gas (Vitesse and JETX)	527	529	Income approach, market comparable and market transaction method
Idaho Timber	86	165	Income approach and market comparable method
FXCM	133	164	Income approach and market comparable method
Investments in Public Companies	192	192	Mark-to-market (same for GAAP book value)
Other	271	382	Various
Total Portfolio	$1,940	$2,659

(1) Primarily HomeFed
(2) The following table reconciles financial results reported in accordance with U.S. GAAP to non-GAAP financial results. The table above contains non-GAAP financial information to aid investors in viewing our businesses and investments through the eyes of management while facilitating a comparison across historical periods. However, these non-GAAP financial measures should be viewed in addition to, and not as a substitute for, reported results prepared in accordance with U.S. GAAP.

Reconciliation of Book Value of Merchant Banking Investments to Estimated Fair Value
($ Millions)

	(Unaudited) Book Value November 30, 2020	Fair Value Adjustments	Estimated Fair Value November 30, 2020
	(GAAP)		(Non-GAAP)
Linkem	$199	$486	$685
Real estate assets	532	10	542
Oil and Gas (Vitesse and JETX)	527	2	529
Idaho Timber	86	79	165
FXCM	133	31	164
Investments in Public Companies	192	—	192
Other	271	111	382
Total Portfolio	$1,940	$719	$2,659

Jefferies Financial Group Inc.
Non-GAAP Reconciliation

The following table reconciles Jefferies Financial Group non-GAAP measures to their respective U.S. GAAP measures. Management believes such non-GAAP measures are useful to investors as they allow them to view our results through the eyes of management, while facilitating a comparison across historical periods. These measures should not be considered a substitute for, or superior to, measures prepared in accordance with U.S. GAAP.

Jefferies Financial Group Book Value and Shares Outstanding GAAP Reconciliation

The table below reconciles our book value to tangible book value and our common shares outstanding to fully diluted shares outstanding (in thousands, except per share amounts):

As Reported, November 30, 2020

Book value (GAAP)	$9,403,893
Less: Intangibles assets, net and goodwill	(1,913,467)
Tangible book value (non-GAAP)	$7,490,426

Common shares outstanding (GAAP)	249,751
Restricted stock units ("RSUs")	22,753
Other	1,115
Fully diluted shares outstanding (non-GAAP) (1)	273,619

Book value per share outstanding	$37.65
Tangible book value per fully diluted share outstanding	$27.38

(1) Fully diluted shares outstanding exclude preferred shares as they are antidilutive. Fully diluted shares outstanding include vested RSUs as well as the target number of RSUs issuable under the senior executive compensation plans.